SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 26, 1999


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-05             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 1999 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On November 26, 1999 distributions were made to the Certificateholders.

     Specific  information  with respect to the distrbutions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 1999 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  December 2, 1999             By:   /s/ Kimberly Costa
                                          Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         November 26, 1999                                  5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 1999

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


        STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       November 26, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance         Principal         Interest         Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      59,060,000.00   54,852,500.00     841,500.00       308,545.31    1,150,045.31        0.00     0.00     54,011,000.00
A2     228,800,000.00  216,789,329.54   2,431,883.75     1,219,439.98    3,651,323.73        0.00     0.00    214,357,445.79
A3      23,000,000.00   23,000,000.00           0.00       127,458.33      127,458.33        0.00     0.00     23,000,000.00
A4      15,000,000.00   15,000,000.00           0.00        84,375.00       84,375.00        0.00     0.00     15,000,000.00
AP         245,747.46      243,935.04         365.07             0.00          365.07        0.00     0.00        243,569.97
B1      20,404,000.00   20,335,382.49      14,097.04       114,386.53      128,483.57        0.00     0.00     20,321,285.45
B2       7,651,000.00    7,625,270.11       5,286.04        42,892.14       48,178.18        0.00     0.00      7,619,984.07
B3       3,643,000.00    3,630,748.79       2,516.93        20,422.96       22,939.89        0.00     0.00      3,628,231.86
B4       2,186,000.00    2,178,648.60       1,510.30        12,254.90       13,765.20        0.00     0.00      2,177,138.30
B5       1,457,000.00    1,452,100.20       1,006.64         8,168.06        9,174.70        0.00     0.00      1,451,093.56
B6       2,918,168.70    2,908,355.04       2,016.14        16,359.50       18,375.64        0.00     0.00      2,906,338.90
R              100.00            0.00           0.00             0.00            0.00        0.00     0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 364,365,016.16  348,016,269.81   3,300,181.91     1,954,302.71    5,254,484.62        0.00     0.00    344,716,087.90
----------------------------------------------------------------------------------------------------------------------------------
A5         171,851.85      171,851.85           0.00           966.67          966.67        0.00     0.00        171,851.85
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                   Pass-through Rates
--------------------------------------------------------------------------------               ---------------------------
                      Prior                                                     Current                 Current
                    Principal                                                 Principal         Class   Pass-thru
Class   Cusip         Factor        Principal     Interest       Total          Factor                    Rate
----------------------------------------------------------------------------------------------------------------------------------
A1    863572C27      928.75888927  14.24822215     5.22426871   19.47249086   914.51066712         A1        6.750000%
A2    863572C35      947.50581093  10.62886254     5.32972019   15.95858274   936.87694838         A2        6.750000%
A3    863572C43    1,000.00000000   0.00000000     5.54166652    5.54166652 1,000.00000000         A3        6.750000%
A4    863572C50    1,000.00000000   0.00000000     5.62500000    5.62500000 1,000.00000000         A4        6.750000%
AP    863572C68      992.62486782   1.48554943     0.00000000    1.48554943   991.13931839         AP        0.000000%
B1    863572C76      996.63705597   0.69089590     5.60608361    6.29697951   995.94616007         B1        6.750000%
B2    863572C84      996.63705529   0.69089531     5.60608286    6.29697817   995.94615998         B2        6.750000%
B3    863572C92      996.63705463   0.69089487     5.60608290    6.29697777   995.94615976         B3        6.750000%
B4    863572D42      996.63705398   0.69089661     5.60608417    6.29698079   995.94615737         B4        6.750000%
B5    863572D59      996.63706246   0.69089911     5.60608099    6.29698010   995.94616335         B5        6.750000%
B6    863572D67      996.63704843   0.69089220     5.60608439    6.29697659   995.94615623         B6        6.750000%
R     863572D26        0.00000000   0.00000000     0.00000000    0.00000000     0.00000000         R         6.750000%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                955.1308561   9.05735118     5.36358493   14.42093611   946.07350490
---------------------------------------------------------------------------------------------------------------------------------
A5    863572D34    1,000.00000000   0.00000000     5.62501946    5.62501946 1,000.00000000          A5       6.750000%
---------------------------------------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Dobres
              THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email: karen.dobres@chase.com
                     ---------------------------------------

        STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS2
                                       November 26, 1999

Sec. 4.03(i)    Scheduled Principal Amounts                                                 241,397.16
                Group 1 Scheduled Principal                                                 156,407.43
                Group 2 Scheduled Principal                                                  84,989.73

Sec. 4.03(i)    Unscheduled Principal Amounts                                             3,058,784.76
                Group 1 Unscheduled Principal                                             2,440,299.25
                Group 2 Unscheduled Principal                                               618,485.51

Sec. 4.03(iv)   Aggregate Advances                                                        2,209,839.88
                Group 1 Advances                                                          1,564,430.50
                Group 2 Advances                                                          645,409.38

Sec. 4.03(v)    Ending Principal Balance                                                344,716,087.90
                Group 1 Principal Balance                                               238,761,481.71
                Group 2 Principal Balance                                               105,954,606.19

Sec. 4.03(vii)  Current Period Realized Losses                                                    0.00
                Group 1 Current Period Realized Losses                                            0.00
                Group 2 Current Period Realized Losses                                            0.00

                Bankruptcy Losses                                                                 0.00
                Fraud Losses                                                                      0.00
                Special Hazard Losses                                                             0.00

                Bankruptcy Loss Amount                                                      100,000.00
                Fraud Loss Amount                                                        10,930,951.00
                Special Hazard Loss Amount                                               10,421,746.19

                Servicing Fees                                                                5,800.27
                Sub-Servicing Fees (includes Retained Interest)                             307,097.59
                Trustee Fees                                                                  2,030.09
                A3 Insurance Premium                                                            575.00
                A4 Insurance Premium                                                            375.00

                A3 Insured Payment                                                                0.00
                A4 Insured Payment                                                                0.00

                A3 Reimbursement Amounts                                                          0.00
                A4 Reimbursement Amounts                                                          0.00

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month         16           3,978,695.25          1.67%
                2 Months         5           3,446,776.00          1.44%
                3+ Months        3             519,125.12          0.22%
                Total           24           7,944,596.37          3.33%

                               Group 2
                Category      Number    Principal Balance   Percentage
                1 Month          5           1,253,801.69          1.18%
                2 Months         0                   0.00          0.00%
                3+ Months        0                   0.00          0.00%
                Total            5           1,253,801.69          1.18%

                     Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month         21           5,232,496.94          1.52%
                2 Months         5           3,446,776.00          1.00%
                3+ Months        3            519,1254.12          0.05%
                Total           29           9,198,398.06          2.67%




                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

        STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS2
                                       November 26, 1999


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class a3 shortfall                      0.00
                         Class a4 shortfall                      0.00
                         Class a5 shortfall                      0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r  shortfall                      0.00

Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class a3 shortfall                      0.00
                         Class a4 shortfall                      0.00
                         Class a5 shortfall                      0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r  shortfall                      0.00

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